Security Large Cap Value Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

Supplement Dated August 1, 2006
to Prospectus Dated February 1, 2006

Effective August 1, 2006, the Fund has amended the range of market capitalizations of companies in which Security Large Cap Value Fund invests. The first paragraph of the sub-section, "Principal Investment Strategies," under the section "Fund Investment Objectives and Strategies - Security Large Cap Value Fund," is deleted and replaced with the following new paragraph:

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in equity securities of companies whose market capitalizations are within the range of the market capitalizations of the Russell 1000 Value Index as of the prior calendar year end. Market capitalization of securities included in the Russell 1000 Value Index ranged from $582 million to $370 billion as of December 31, 2005. The Fund's investments may include common stocks, American Depositary Receipts ("ADRs"), preferred stocks, futures and options, and convertible securities of both U.S. and U.S. dollar-denominated foreign issuers.

Please Retain This Supplement For Future Reference